UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2010

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montréal, Québec, Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

AbitibiBowater Inc. (the “Company”) announced on September 2, 2010 that the search committee appointed pursuant to the plans of reorganization relating to the creditor protection proceedings had selected members for the restructured Company’s board of directors, effective upon creditor and court approval of the plans of reorganization and the Company’s and its affiliates’ emergence from the creditor protection proceedings. We refer to the Debtors’ Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and the CCAA Plan of Reorganization and Compromise together as the “plans of reorganization” and the Company’s and its affiliates’ creditor protection proceedings under chapter 11 of the U.S. Bankruptcy Code and the Companies’ Creditors Arrangement Act (Canada), as applicable, as the “creditor protection proceedings.”

The selectees include Richard B. Evans, the board’s current chairman, David J. Paterson, president, chief executive officer and director, and current directors Richard Garneau and Paul Rivett. The other selectees are: Pierre Dupuis, Richard Falconer, Jeffrey Hearn, Sarah Nash, Alain Rheaume, Michael Rousseau and David Wilkins. Mr. Evans would continue in his capacity of non-executive chairman. The terms of office of the Company’s current directors will expire before the Company’s emergence from the creditor protection proceedings.

Monthly Operating Report

On September 1, 2010, AbitibiBowater Inc. (the “Company”) and certain of its U.S. subsidiaries (collectively, the “U.S. Debtors”) filed the Monthly Operating Report for the period from July 1, 2010 to July 31, 2010 (the “MOR”) with the U.S. Bankruptcy Court (In re: AbitibiBowater Inc., et al., Chapter 11, Case No. 09-11296) (the “U.S. Bankruptcy Court”). A copy of the MOR is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of the U.S. Debtors’ compliance with the monthly reporting requirements of the U.S. Bankruptcy Court. The financial information in the MOR has not been audited, reviewed or otherwise verified for accuracy or completeness by independent accountants. The financial statements in the MOR are not intended to be prepared in conformity with U.S. GAAP because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements, and the information contained in the MOR is not intended to reconcile to the consolidated financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 31, 2010, as amended, nor any consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q. The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any interim period. Readers are cautioned not to place undue reliance on the MOR. The MOR is in a format required by the U.S. Bankruptcy Court and should not be used for investment purposes.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Monthly Operating Report for the Period July 1, 2010 to July 31, 2010, dated August 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

Date: September 8, 2010	By:	/S/ JACQUES P. VACHON
	Name:	Jacques P. Vachon
	Title:	Senior Vice President, Corporate Affairs and Chief Legal Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Monthly Operating Report for the Period July 1, 2010 to July 31, 2010, dated August 31, 2010

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